Exhibit 10.112

                                           Phoenix Biological Consulting, LLC

Providing proactive biological solutions throughout southern California

PO Box 720949, Pinon Hills, CA 92372-0949; (949) 887 0859 cell (760) 249-5463 fax

Cultural Resources Assessment Proposal
Date:     November 24, 2012

Client:   Mr. Jeff Thachuck
Coronus Energy Corp.
#1100-1200 West 73rd Avenue
Vancouver, BC Canada V6P 6G5

Phoenix Job Name(s): CUL-COR-12.01

Services to be provided: Phoenix Biological Consulting (Phoenix; consultant) will provide preliminary cultural resource assessment consulting services for Coronus Energy Corp (Client) for seven project sites listed on page 2-3:

Services will include, but not limited to, the following: Cultural Resource Assessment Scope of Work:

Background: State law, as set forth in the California Environmental Quality Act (CEQA) §21083.2(a) and §15064.5, requires that a cultural resources evaluation of the project area be completed before construction work can proceed. In compliance with CEQA, the archaeologist will perform a records/literature review of cultural resources known to exist on or near the seven project areas, as well as an archaeological field survey to identify any previously unrecorded cultural resources that may exist there.  The  cultural  evaluation  would  also  be  conducted  in  compliance  with  Section  5024.1  of  the California Public Resources Code (PRC). The Phase I pedestrian survey would determine the project’s potential effects on significant prehistoric and historical cultural resources. Any resource greater than 50 years in age would be documented, photographed, and recorded on California Department of Parks and Recreation (DPR) forms. Specific tasks include the following:

Task 1: Cultural Records Search. A cultural records search is proposed to first identify existing documentation of both historical and pre-historical resources throughout the seven proposed project areas.  This  information  will  be  obtained  from  the  Archaeological  Information  Center  at  the  San Bernardino County Museum. A one-mile buffer around the project site will be included in the records search.

Task 2: Phase I Survey. A Phase I pedestrian survey is proposed for the project impact areas, in order to both identify the existence of prior records and search for (and record) undocumented cultural resources. Survey transects will traverse the entire proposed project areas and not exceed 20 meters in width.

Task 3: Report. A final technical report adhering to professional standards will be developed for each of the seven sites. The reports will include an introduction, location and environmental setting, cultural background (prehistoric, Ethnohistory, and historic), methodology, research design, cultural resources records search results, survey results, and conclusions and recommendations.

If applicable, consultant shall also complete a CNDDB form for each special status species encountered on or adjacent to the project site and submit these to the California Department of Fish and Game.

Cost Estimate:

Project Name	MW/ac	AHJ	Lot Size (acres)	APN	Site Address	Cultural Resources Assessment Cost Estimate (Field Effort and Report)
Adelanto West	4.5	City of Adelanto [San Bernardino County]	40	3129-251-13- 0000	TBD Cassia Rd & Richardson Rd. Adelanto, CA	$3,800
Apple Valley East	3.0	San Bernardino County	24	0438-212-01- 0000 0438-212-02- 0000	10501 Central Rd. Apple Valley, CA 92308	$3,500
Phelan South	3.0	San Bernardino County	20 (project area) 40 (property)	3066-561-14- 0000	TBD Nielson Rd & Campanula Rd. Phelan, CA	$3,500
Yucca Valley East	4.5	San Bernardino County	20 (project area) 34 (property)	0588-131-74- 0000	60097 Alta Loma Tr. Joshua Tree, CA 92252	$3,500

Joshua Tree East	7.5	San Bernardino County	56	0608-161-20- 0000 0608-161-21- 0000 0608-161-22- 0000	6350 Mt. Shasta Ave. Joshua Tree, CA 92252	$3,600
29-Palms North	4.5	San Bernardino County	33 (project area) 160 (property)	0620-021-01- 0000 (adjacent to 29-Palms West)	4502 Mesquite Springs Rd. Twentynine Palms, CA 92277	$3,500
29-Palms Morongo	3.0	San Bernardino	24	0620-223-04, -05, -06	Morongo Rd & Valle Vista Rd Twentynine Palms, CA	$3,500
Total Cost:						$24,900
Cultural Resource Assessment Services ($115/hr, $100 per diem, $0.55 mileage)

Terms & Condition of Payment:  Phoenix requires half of the total contract value prior to initiating the field effort.  Half of the contract value is: $12,450. This amount is due prior to initiating the field work and should be payable to Phoenix Biological Consulting. The second half of the contract value ($12,450) will be due within thirty (30) business days after receipt of final report for all seven sites listed above.  An invoice will be included with the final reports. A late fee of $250 will be charged if payment is not received within thirty (30) business days after receipt of final report and invoice. This proposal is good for up to three weeks from the date submitted. The consultant reserves the right to cancel this proposal if an executed copy has not been received within three weeks from the date submitted. Any legal fees incurred by the consultant in an attempt to recover expenses associated with this contract will be paid in full by the client. By signing this contract, client and consultant agree to these terms and conditions.

A.            The total cost for performing the Scope of Services will be $24,900 (the “Services Fee”). This                                                                                                                                                     Services Fee includes all services with details as noted on above Scope of Services. The total cost is presented as a fixed contract. Any additional services beyond what is stated in this contract must be approved in writing by both parties.

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B.           The Consultant shall perform the Scope of Services in compliance with the standards set forth for a pre-construction biological survey. Consultant shall also perform any and all Scope of Services work in accordance with all applicable law in the State of California.

C.           The liability of Client shall be limited to the direct costs related to the Scope of Services and                                                                                                                                                     fixed fees that are specifically set forth in this agreement.

D.            Indemnification:
Either party shall indemnify and hold harmless the other party and all of its personnel from                                                                                                                                                     and against any and all claims, damages, losses and expenses (including reasonable attorney’s fees), arising out of or resulting from the performance of the services, provided that any such claim, damage, loss or expense is caused in whole or in part by the negligent act, omission, and/or strict liability of the other party, anyone directly employed by that party (except if a party to this agreement ), or any entity or person for whose actions that party may be liable for.

E.           Termination of Services; Term:
This agreement will take effect on the effective date and will continue for a period of forty-                                                                                                                                                     five 45 days, unless earlier terminated. Either party may terminate this agreement (a) for any reason upon not less than ten (10) days’ prior written notice to the other party, or (b) immediately upon delivery of written notice if the other party is in material breach of this agreement and the breach either (i) is incapable of being cured or (ii) if capable of being cured, remains uncured for fifteen (15) days after the non-breaching party delivers written notice of the breach to the breaching party. In the event of termination, the Client shall pay the Consultant for all services rendered to the date of termination, and all reimbursable and preapproved expenses.

F.           Independent Contractor Status:
Consultant will provide the services in its role as an independent contractor to Client. Nothing in this agreement will be deemed to place the parties in a relationship of partners, joint ventures, principal and agent, or employer and employee. Consultant will be solely responsible for all federal, state and local taxes due on all compensation paid to Consultant under this agreement and Consultant will indemnify or hold Client free and harmless from any liability resulting from either party’s failure to pay or remit such taxes. Neither Consultant nor any officer, director, employee, agent or representative of Consultant is authorized to represent Client or its affiliates in an agency capacity, bind Client or its affiliates to any written or oral contract, make any representations on behalf of Client or its affiliates, or otherwise act on Client's or its affiliates' behalf, except as expressly provided in a Scope of Services.

G.           Confidentiality:
In the performance of this agreement, Consultant may have or be given access to                                                                                                                                          Confidential Information (as defined below) of Client and its affiliates, the disclosure of which would cause substantial or irreparable harm to Client. Consultant will not at any time or in any manner, directly or indirectly, without Client's prior written consent: (a) use any Confidential Information except as necessary to perform its obligations under this agreement; (b) divulge, disclose or communicate in any manner any Confidential Information to any third party; or (c) reproduce any Confidential Information in any manner. Consultant will exercise the highest degree of care in safeguarding any Confidential Information against loss, theft, or inadvertent disclosure. Consultant acknowledges that Client may be irreparably harmed by a breach of this Section G and Client is entitled to seek specific performance, including seeking issuance of a temporary restraining order and/or preliminary injunction enforcing this agreement, and to all other remedies provided for by applicable law. Violation of this Section will constitute a material breach of this agreement. This agreement shall survive termination of any discussions between the parties, the return or destruction of Confidential Information or any termination of any other agreement, whether in effect prior to or after the date of this agreement. “Confidential Information” means all of Client's and its affiliates’ Confidential Information, including (i) any information related to Client's interest in a project or a location contemplated by the work product or the services, (ii) the existence of this agreement, or the fact that Consultant did perform or is performing services for Client; (iii) business and marketing plans and strategies; (iv) ideas for research and development; (v) financial data; and (vi) trade secrets and know-how. The obligations imposed by this Section 11 will not apply with respect to (a) any disclosure required by law, regulation or judicial process, provided that Consultant will give Client reasonable advance notice of the required disclosure and Consultant will cooperate with Client in limiting such disclosure and in obtaining protective orders where appropriate; or (b) information that is in the public domain, provided it did not enter the public domain as a result of Consultant's breach of this agreement. The terms of this agreement shall also constitute Confidential Information as set forth herein. Parties shall cause their personnel or agents who perform services or other actionspertaining to this agreement to comply with this paragraph.

H.           This agreement shall not merge with, or be terminated or superseded by any future agreementbetween the parties unless such agreement specifically so provides.

I.           INSURANCE:
Subcontractor and its subcontractors and suppliers of all tiers shall maintain the following insurancefor the duration of this Agreement, unless specified longer, in a company or companies admitted toissue insurance in all of the states where any of the work is being performed and where any waste is transported or deposited, with a Best’s rating of not less than A:VII and acceptable to Contractor and Owner.

Required insurance coverage shall follow the schedule attached hereto as Exhibit 1.

A)           Subcontractor shall be obligated to provide evidence of the following:

i.           Written notice of cancellation, termination or any reduction in coverage shall be delivered toContractor thirty (30) days in advance of the date thereof. Ten (10) days notice of cancellationshall be delivered for non-payment of premium.
ii.           The insurers waive all rights of subrogation against Contractor and Owner.
iii.           Deductibles shall not exceed $50,000 and shall be the responsibility of Subcontractor.

B)           Prior to the start of any Work, Subcontractor shall furnish Contractor with endorsements andCertificates of Insurance from insurers showing all insurance required hereunder is in full force andeffect during the entire term of this Agreement.

Authorized Signatures of Acceptance to Proposal:

Phoenix Biological Consulting	Date	Coronus Energy Corp	Date
(Consultant)		(Client)

RYAN YOUNG	November 24, 2012	JEFF THACHUCK	November 24, 2012
Ryan Young, Principal		Authorized Representative

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Master Services Agreement for Professional Services and/or Drilling Services

Exhibit 1 - Insurance Requirements

______________________________________________________________________________________

Exhibit 1

This checklist outlines the insurance requirements for vendors/subcontractors of Belectric, Inc.  Please provide a certificate of insurance as proof of coverage to:

Belectric, Inc.	Attn:	Diane Padilla
8076 Central Avenue	Phone:	510-896-3358
Newark, CA 94560	Fax:	510-896-3949
	Email:	diane.padilla@belectric-usa.com

DATE:  November 25, 2012 _ VENDOR/SUBCONTRACTOR:                                                                                                            Phoenix Biological Consulting

PROJECT # AND DESCRIPTION: Adelanto West, Apple Valley East, Phelan South, Yucca Valley East, Joshua Tree East, 29 Palms North, 29 Palms Morongo.

GENERAL	Yes	No
Insured box complete with subcontractor information (1)
Certificate Holder complete as outlined in contract requirements (2)
Project name and number correct (3)

GENERAL LIABILITY	Yes	No
Policy number and period current (4)
Occurrence Form (5)
Each Occurrence Limit of $1,000,000 (6)
Personal & Advertising Injury Limit of $1,000,000 (7)
General Aggregate Limit of $1,000,000 (8)
Products / Completed Operations Aggregate Limit of $1,000,000 (9)
Additional Insured Endorsement naming certificate holder as an Additional Insured (CG 20 10 11 85 Form or Equivalent) – See Sample Endorsement
Primary and Non-Contributory Endorsement in favor of certificate holder – See Sample Endorsement
Waiver of Subrogation Endorsement in favor of certificate holder – See Sample Endorsement
Per Project and Per Location General Aggregate boxes checked (10)

AUTOMOBILE LIABILITY	Yes	No
Policy number and period current (11)
Automobile Liability: Any Auto (12)
Combined Single Limit of $1,000,000 (13)
Additional Insured Endorsements naming certificate holder as an Additional Insured – See Sample Endorsement
Waiver of Subrogation Endorsement in favor of certificate holder – See Sample Endorsement

Master Services Agreement for Professional Services and/or Drilling Services

Exhibit 1 - Insurance Requirements

______________________________________________________________________________________

Workers Compensation WORKERS COMPENSATION	Yes	No
Policy number and period current (14)
WC Statutory Limits box checked (15)
Employers Liability Limits of $1,000,000 Each Accident, $1,000,000 Disease Each Employee, and $1,000,000 Disease Policy Limit (16)
Waiver of subrogation endorsement in favor of certificate holder – See Sample Endorsement

UMBRELLA LIABILITY	Yes	No
Policy number and period current (17)
Occurrence Form (18)
Each Occurrence Limit $1,000,000 / Aggregate Limit $1,000,000 (19)

PROFESSIONAL LIABILITY	Yes	No
Policy number and period current (20)
Each Occurrence Limit $1,000,000 / Aggregate Limit $1,000,000 (21)

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                                                                           SAMPLE DOCUMENT

Master Services Agreement for Professional Services and/or Drilling Services

Exhibit 1 - Insurance Requirements

___________________________________________________________________________________________________________________________________________

[ACORD LOGO]                                                     CERTIFICATE OF LIABILITY INSURANCE
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFER NO RIGHTS UPON THE CERTIFICATE HOLDER.  THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.  THIS CERTIFICATE OF INSURANCE DOES NOTE CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S) AUTHORIZED REPRESENTATIVE OR PRODUCER AND THE CERTIFICATE HOLDER.

Important: If the certificate holder is an Additional Insured the policy(ies) must be endorsed.  If Subrogation is waived subject to the terms and conditions of the policy certain policies may required an endorsement.  A statement of this certificate does not confer rights to the  certificate holder in lieu of such endorsement(s).

PRODUCER:		Barney & Barney LLC										Contact Name:
		CA Insurance Lic:0C03950										Phone (A/C No. Ext): FAX (A/C No.)
		9171 Towne Centre Drive, Suite 500										E-Mail Address:
		San Diego, Ca 92122											Insured Affording Coverage	NAIC #
		858-457-3414											INSURED A: ABC INSURANCE COMPANY
INSURED:		SUBCONTRACTOR/VENDOR NAME Address City, State Zip											INSURED B: XYZ INSURANCE COMPANY
													INSURED C: ZZZ INSURANCE COMPANY
													INSURED D:
													INSURED E:
													INSURED F:
Coverages									Certificate Number:			MST Number:		Revision Number:
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED.  NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN.  THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS EXCLUSIONS AND CONDITIONS OF SUCH POLICIES, LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

Insur Ltr	Type of Insurance							Addl Insur	Issuer WVD	Policy Number	Policy Eff (MM/DD/YY)	Policy Exp (MM/DD/YY)	Limits
A	General Liability							x	x	123456789	xx/xx/xxxx -(4)-	xx/xx/xxxx	Each Occurrence		(6) 1,000,000
	x	Commercial General Liability											Damage To Rented Premises (Each occurrence)		50,000
		Claims-Made			x	Occur							Med Exp (Auto one person)		5,000
		(5)											Personal & Adv Injury		(7) 1,000,000
													General Aggregate		(8) 2,000,000
		Genl Aggregate Limit Applies Per:											Products Comp or Agg		(9) 2,000,000
		Policy	x	Project		x	Loc
A (12)	Automobile Liability (10)							x	x	123456789	xx/xx/xxxx -(11)-	xx/xx/xxxx	Combined Single Limit (if a accident)		(13) 1,000,000
	x	Any Auto											Bodily Injury (per person)
		All Owned			Scheduled								Bodily Accident (per accident)
		Hired Autos			Non-Owned								Property Damage (per accident
A	x	Umbrella Liab		x	Occur (18)					123456789	xx/xx/xxxx -(17)-	xx/xx/xxxx	Each Occurrence		(19), 1,000,000
		Excess Liab			Claims								Aggregate		1,000,000
					Made
B	Workers Compensation and Employers’ Liability Any proprietor, partnership Executive officer member excluded (Mandatory in NH) If yes, describe under Description of Operations below:						Y/N [ ]	N/A	X	123456789	xx/xx/xxxx -(14)-	(15) xx/xx/xxxx	WC State Tory Limits	Other	(16) 1,000,000
													E.L. Each Accident		1,000,000
													E.L Disease - Ea Employee		1,000,000
													E. L. Disease - Policy Limited
C	Professional Liab									123456789	xx/xx/xxxx -(20)-	xx/xx/xxxx	Each Occurrence (21)		(21) 2,000,000
													Aggregate		2,000,000
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES (ATTACHED ACORD 161, ADDITIONAL REMARKS SCHEDULE, IF MORE SPACE IS REQUIRED)
 RE: PROJECT NAME & NUMBER (3)
 CERTIFICATE HOLDER IS ADDITIONAL INSURED ON GENERAL LIABILITY AND AUTOMOBILE LIABILITY PER THE ATTACHED ENDORSEMENTS. GENERAL LIABILITY COVERAGE IS PRIMARY AND NON-CONTRIBUTORY PER THE ATTACHED ENDORSEMENT.  WAIVER OF SUBROGATION APPLIES TO GENERAL LIABILITY, AUTOMOBILE LIABILITY, AND WORKERS COMPENSATION PER THE ATTACHED ENDORSEMENTS.

CERTIFICATE HOLDER											CANCELLATION
(2) Belectric, Inc. 8076 Central Avenue Newark, CA 94560											Should any of the above described policies be cancelled before the expiration date thereof, notice will be delivered in accordance with the policy provisions.
											AUTHORIZED REPRESENTATIVE

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                                                                                     SAMPLE DOCUMENT

Master Services Agreement for Professional Services and/or Drilling Services

Exhibit 1 - Insurance Requirements

______________________________________________________________________________________

INSURED:	POLICY#:
COMPANY:	POLICY PERIOD: TO
EFFECTIVE DATE:

COMMERCIAL GENERAL LIABILITY

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

ADDITIONAL INSURED - OWNERS, LESSEES OR CONTRACTORS (FORM B)

This endorsement modifies insurance provided  Under the following:

COMMERCIAL GENERAL LIABILITY  COVERAGB PART

SCHEDULE

Name of Person or Organization:

PRIMARY INSURANCE: Such insurance as is afforded by the General Liability policy is  primary insurance and no other insurance of the additional insured shall be called upon to contributed to a loss.

(If no entry appears above, information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)

WHO IS INSURED (Section II is amended to include as an insured the person or organization shown in the Schedule, but only with respect to liability arising out of "your work" for that insured by or for you

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                                                                           SAMPLE DOCUMENT

Master Services Agreement for Professional Services and/or Drilling Services

Exhibit 1 - Insurance Requirements

______________________________________________________________________________________

POLICY NUMBER:	COMMERCIAL GENERAL LIABILITY
CG 24 04 10 93

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

WAIVER OF TRANSFER OF RIGHTS OF RECOVERY

AGAINST OTHERS TO US

This endorsement modifies insurance provided under the following:

COMMERCIAL GENERAL LIABILITY COVERAGE PART

SCHEDULE

Name of Person or Organization:

(If no entry appears above, information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)

The 'TRANSFER OF RIGHTS OF RECOVERY AGAINST OTHERS TO US Condition (Section IV - COMMERCIAL GENERAL LIABILITY CONDITIOSN) is amended by the addition of the following:

We waive any right of recovery we may have against  the person or organization shown in the Schedule above because of payments we make for injury or damage arising out of your ongoing operations or "your work: done under a contract with that person or organization and included in the "products completed operations hazard"/  This waiver applies only to the person or organization shown in the Schedule above

CG 24 04 10 93  Copyright, Insurance Service Office, Inc., 1992                                                                                                                               Page 1 or 1

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                                                                             SAMPLE DOCUMENT

Master Services Agreement for Professional Services and/or Drilling Services

Exhibit 1 - Insurance Requirements

______________________________________________________________________________________

INSURED:	POLICY#:
COMPANY:	POLICY PERIOD: TO
EFFECTIVE DATE:

---REPRINTED FROM THE FORMS LIBRARY---

THIS ENDORSEMENT CHANGES THE POLICY, PLEASE READ IT CAREFULLY.
CA 71 35 12 93
ADDITIONAL INSURED

This endorsement modifies insurance provided  under the following:

BUSINESS AUTO COVERAGE FORM
GARAGE COVERAGE FORM
MOTOR CARRIER COVERAGE FORM
TRUCKERS COVERAGE FORM

With respect to coverage provided by this endorsement, the provisions of the Coverage Form apply unless modified by the endorsement,

Endorsement effect
Name Insured	Countersigned by

Schedule:
Name of Person or Organization:
Address:
Premium: $

(If no entry appears above information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)

A.           Under LIABILITY COVERAGE WHO IS AN INSURED is changed to include as an insured theperson(s) ororganization(s) shown in the Schedule, but only with respect to "bodily injury" or "propertydamage" resulting fromthe acts or omissions of:
1.           You:
2.           Any or your employees or agents:
3.           Any person, except the additional insured or any employee or agent of the additional insured, operating a covered"auto" with the permission of any of the above.

B.           The insurance afforded by the endorsement does not apply:
1.           To "bodily injury" or "property damage" arising out of the sole negligence of the person(s) ororganization(s)shown in the Schedule

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                                                                           SAMPLE DOCUMENT

Master Services Agreement for Professional Services and/or Drilling Services

Exhibit 1 - Insurance Requirements

______________________________________________________________________________________

Waiver of Transfer of Rights of Recovery Against Others to Us
___________________________________________________________________________________
Policy No.	Eff. Date of Pol.	Exp. Date of Pol.	Eff. Date of End	Agency No.	Add.. Prem.	Return Prem.

This endorsement is issued by the company named in the Declarations. It changes the policy on the effective date listed above at the hour stated in the Declarations.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

Named Insured:
Address (Including ZJP code):

This endorsement modifies insurance provided under the:

BUSINESS AUTO COVERAGE FORM
GARAGE COVERAGE FORM
MOTOR CARRIER COVERAGE FORM
TRUCKERS COVERAGE FORM

SCHEDULE

Name of Person(s) of Organizations(s),

We waive any right of recovery we may have against the designated person or organization shown in the schedule because of payments we make for injury or damage caused  by an "accident" or "loss" resulting from the ownership, maintenance, or use of a covered "auto" for which  a Waiver of Subrogation is required in conjunction with work performed by you for the designated person or organization.   The waiver applies only to the designated person or organization shown n the schedule.

Countersigned By                                ____________________________________________                                                                                                Date: __________________
Authorized Representative
U-CA-320-B CW (4/94)

SAMPLE DOCUMENT

WORKERS' COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

        WC 00 03 13
(Ed. 4-84)

WAIVER OF OUR RIGHT TO RECOVER FROM OTHERS  ENDORSEMENT

We have the right to recover our payments from anyone liable for an injury covered by this policy.  We will not enforce our right against the person or organization name in the Schedule (This agreement applies only to the extent that you perform work under a written contract that requires you to obtain this agreement with us.)

This agreement shall not operate directly or indirectly to benefit anyone not named in the Schedule.

Schedule

This endorsement changes this policy to which it is attached and is effective on the date issued unless otherwise state.  (This information below is required only when this endorsement is issued subsequent to preparation of the policy.)

Endorsement Effective:	Policy No.	Endorsement No.
Insured:
Insurance Company:		Premium: $
Countersigned by:

WC 80 03 13 (Ed. 4-84)